                                                                    EXHIBIT 99.5


In re:  MR Technologies, Inc.                                   Case #: 01-11497
                                                 Reporting Period: December 2001

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                      Cumulative Filing to
REVENUES                                                                                Month                 date
Gross Revenues                                                                           303,162                   303,162
Non-Debtor Net Intercompany                                                                4,781                     4,781
Less:  Returns and Allowances                                                             (8,550)                   (8,550)
Net Revenue                                                                              299,393                   299,393
COST OF GOODS SOLD
Beginning Inventory                                                                      468,396                   468,396
Add:  Purchases                                                                          140,639                   140,639
Add:  Cost of Labor                                                                       75,188                    75,188
Add:  Other Direct Costs (attach schedule)                                               (57,641)                  (57,641)
Less:  Ending Inventory                                                                  417,034                   417,034
Cost of Goods Sold                                                                       209,548                   209,548
Gross Profits                                                                             89,845                    89,845
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                                                                   575                       575
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense                                                                             7,197                     7,197
Pension & Profit Sharing Plans                                                                72                        72
Repairs and Maintenance                                                                      986                       986
Rent and Lease Expense                                                                     1,012                     1,012
Salaries/Commissions/Fees                                                                 32,354                    32,354
Supplies                                                                                   3,925                     3,925
Taxes - Payroll                                                                              592                       592
Taxes - Real Estate
Taxes - Other                                                                              6,723                     6,723
Travel and Entertainment                                                                     589                       589
Utilities
Other (attach schedule)                                                                       98                        98
Total Operating Expenses Before Depreciation                                              54,123                    54,123
Depreciation/Depletion/Amortization
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                                          35,722                    35,722
OTHER INCOME AND EXPENSES
Other income (attach schedule)
Interest Expense
Other Expense (attach schedule)
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                                             35,722                    35,722
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                                                                  0                         0
Income Taxes
NET PROFIT (LOSS)                                                                         35,722                    35,722

In re:  MR Technologies, Inc.                                  Case #: 01-11497
                                               Reporting Period:  December 2001





                  STATEMENT OF OPERATIONS - CONTINUATION SHEET




                                                          CUMULATIVE FILING TO
BREAKDOWN OF "OTHER" CATEGORY          MONTH                       DATE

OTHER DIRECT COSTS
Outside Services                             1,784                       1,784
Pass Through Postage Exp                  (187,603)                   (187,603)
Lease & Maint. Expense                      67,806                      67,806
Building Expenses                           17,939                      17,939
Office Telephones                            1,166                       1,166
Other Expenses                              30,269                      30,269
Direct Depreciation                         10,998                      10,998
  TOTAL OTHER DIRECT COSTS                 (57,641)                    (57,641)
Other Operational Expenses



Other Income


OTHER EXPENSES
9300 Bank Charges


Other Reorganization Expenses








REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re:  MR Technologies, Inc.                                 Case No.: 01-11497
                                                 Reporting Period: December 2001

                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.


                                   ASSETS                                      BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                                                                              CURRENT REPORTING MONTH              DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                            (89,481)                   (109,538)
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)                                                                  1,608,094                   1,439,368
Notes Receivable
Inventories                                                                                  417,034                     468,396
Prepaid Expenses                                                                             420,562                     347,622
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                                       2,356,209                   2,145,848
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                               815,000                     815,000
Machinery and Equipment                                                                      242,866                     455,548
Furniture, Fixtures and Office Equipment                                                      93,807                      99,676
Leasehold Improvements                                                                        36,101                      36,101
Vehicles                                                                                       4,077                          --
Less Accumulated Depreciation                                                                161,231                     395,614
TOTAL PROPERTY & EQUIPMENT                                                                 1,030,620                   1,010,711
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                            26,687,784                  26,703,208
TOTAL OTHER ASSETS                                                                        26,687,784                  26,703,208

TOTAL ASSETS                                                                              30,074,613                  29,859,767


                                                                               BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                    LIABILITIES AND OWNER EQUITY                              CURRENT REPORTING MONTH              DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                              43,728                          --
Taxes Payable (refer to FORM MOR-4)                                                           12,184                          --
Wages Payable                                                                                 79,641                      75,925
Notes Payable                                                                                                            (14,901)
Rent / Leases - Building/Equipment                                                            54,295
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)                                             215,357                     230,230
TOTAL POSTPETITION LIABILITIES                                                               405,205                     291,254
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt                                                                               631,077                     565,904
TOTAL PRE-PETITION LIABILITIES                                                               631,077                     565,904
TOTAL LIABILITIES                                                                          1,036,282                     857,158
OWNER EQUITY
Capital Stock                                                                                     --                          --
Additional Paid-In Capital                                                                32,507,420                  32,507,420
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                          (3,504,811)                 (3,504,811)
Retained Earnings - Postpetition                                                              35,722
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                          29,038,331                  29,002,609
TOTAL LIABILITIES AND OWNERS' EQUITY                                                      30,074,613                  29,859,767


                                                                                                   0                           0

In re:  MR Technologies, Inc.                                   Case #: 01-11497
                                                 Reporting Period: December 2001


                       BALANCE SHEET - CONTINUATION SHEET

                                   ASSETS                                      BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                                                                              CURRENT REPORTING MONTH              DATE
Other Current Assets




Other Assets

AR Miscellaneous                                                                               8,820                      13,425
AR Receivable Postage                                                                                                   (122,667)
Advances to employees                                                                                                      3,672
Due to/from subsidiary                                                                    26,553,095                  26,672,420
Intercompany transfers/transactions                                                               --                      10,489
Other Assets - net                                                                           125,869                     125,869






                                                                                          26,687,784                  26,703,208



                                                                               BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                        LIABILITIES AND OWNER EQUITY                          CURRENT REPORTING MONTH              DATE
Other Postpetition Liabilities
Postage Deposit                                                                          110,253                          --
Accrued expenses                                                                         105,104                      43,874
Deferred acquisition payable                                                                                         186,356

                                                                                         215,357                     230,230


Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)











Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.